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                                                                    EXHIBIT 23.2


                             BRANDEN T. BURNINGHAM
                                ATTORNEY AT LAW
                       455 EAST FIFTH SOUTH . SUITE 205
                          SALT LAKE CITY, UTAH 84111


                                                        TELEPHONE: (801)363-7411
                                                        FACSIMILE: (801)355-7126

ADMITTED IN UTAH AND CALIFORNIA


May 17, 2000

Lifef/x, Inc.
153 Needham Street, Building N1
Newton, Massachusetts 02164

Re:  Lifef/x, Inc., a Nevada corporation (the "Company")

Ladies and Gentlemen:

     I hereby consent to the filing of my opinion letter, dated April 11, 2000, as an exhibit to Amendment No. 1 to the Company's Form SB-2 Registration Statement, to be filed on or about May 17, 2000.


                                         Sincerely yours,

                                         /s/ Branden T. Burningham

                                         Branden T. Burningham